SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 16, 2001



                          Neurocrine Biosciences, Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                    0-28150                       33-0525145
(State or Other                (Commission File Number)     (I.R.S. Employer
 Jurisdiction of Incorporation)                            Identification No.)



    10555 Science Center Drive, San Diego, California         92121
        (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (858) 658-7600

     This Current Report on Form 8-K is filed by Neurocrine Biosciences, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 5.  Other Events.

     On November 16, 2001, the Company announced that it has initiated the first pivotal Phase III clinical trial of NBI-34060 in approximately 500 patients with chronic (primary) insomnia. A copy of the Company's press release announcing the initiation of the clinical trial, dated November 16, 2001, is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7.  Exhibits.

(c)      Exhibits.
          Exhibit
           Number              Description of Exhibit
           ------              ----------------------
             99.1              Press Release, dated November 16, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2001                     NEUROCRINE BIOSCIENCES, Inc.



                                            By:    /s/ PAUL W. HAWRAN
                                                   --------------------------
                                                   Paul W. Hawran
                                                   Senior Vice President and
                                                   Chief Financial Officer